COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC (“CSFB”), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Subject to Revision

Term Sheet dated January 3, 2005

$924,990,000

(Approximate)

CENTEX HOME EQUITY LOAN TRUST 2005-A

Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A

Centex Home Equity Company, LLC

Originator and Servicer

CHEC Funding, LLC

Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2005-A (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This term sheet (the “Term Sheet”) contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CREDIT SUISSE FIRST BOSTON
BANC OF AMERICA SECURITIES LLC
CITIGROUP
RBS GREENWICH CAPITAL

OFFERED CERTIFICATES

Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S & P	Moody's	Fitch
AF-1	$102,250,000	I	Fixed	Sen-Seq	1.00 / 1.00	1-24 / 1-24	6/25/2022	AAA	Aaa	AAA
AF-2	$16,390,000	I	Fixed	Sen-Seq	2.20 / 2.20	24-29 / 24-29	6/25/2024	AAA	Aaa	AAA
AF-3	$26,710,000	I	Fixed	Sen-Seq	3.00 / 3.00	29-53 / 29-53	3/25/2028	AAA	Aaa	AAA
AF-4	$32,930,000	I	Fixed	Sen-Seq	5.00 / 5.00	53-69 / 53-69	10/25/2031	AAA	Aaa	AAA
AF-5	$45,320,000	I	Fixed	Sen-Seq	6.61 / 8.96	69-82 / 69-188	1/25/2035	AAA	Aaa	AAA
AF-6	$24,850,000	I	Fixed	Sen-NAS	6.20 / 6.78	52-82 / 52-186	1/25/2035	AAA	Aaa	AAA
AV-1(5)	$334,180,000	II	Floating	Sen-Seq	1.00 / 1.00	1-22 / 1-22	8/25/2027	AAA	Aaa	AAA
AV-2(5)	$154,520,000	II	Floating	Sen-Seq	2.30 / 2.30	22-82 / 22-85	7/25/2034	AAA	Aaa	AAA
AV-3(5)	$9,780,000	II	Floating	Sen-Seq	6.83 / 8.73	82-82 / 85-159	1/25/2035	AAA	Aaa	AAA
M-1	$41,160,000	I & II	Floating	Mez	4.97 / 5.49	46-82 / 46-160	1/25/2035	AA+	Aa1	AA+
M-2	$37,000,000	I & II	Floating	Mez	4.80 / 5.31	43-82 / 43-153	1/25/2035	AA	Aa2	AA
M-3	$20,350,000	I & II	Floating	Mez	4.73 / 5.21	42-82 / 42-144	1/25/2035	AA-	Aa3	AA-
M-4	$18,030,000	I & II	Floating	Mez	4.69 / 5.15	40-82 / 40-138	1/25/2035	A+	A1	A+
M-5	$17,570,000	I & II	Floating	Mez	4.66 / 5.09	40-82 / 40-132	1/25/2035	A	A2	A
M-6	$16,650,000	I & II	Floating	Mez	4.63 / 5.02	39-82 / 39-125	1/25/2035	A-	A3	A-
M-7	$14,330,000	I & II	Floating	Mez	4.61 / 4.94	38-82 / 38-116	1/25/2035	BBB+	Baa1	BBB+
B	$12,970,000	I & II	Floating	Sub	4.60 / 4.83	38-82 / 38-106	1/25/2035	BBB	Baa2	BBB

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap. The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class AV-1, Class AV-2 and Class AV-3 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See "PREPAYMENT PRICING SPEED" below.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Fixed Rate Mortgage PPC.  With respect to the Class AV-1 and Class AV-2 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Adjustable Rate Mortgage PPC.  With respect to the Class AF-5, Class AF-6, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, the Final Scheduled Distribution Date for each such class was determined to be one month after the scheduled maturity date of the latest maturing loan in the related Home Equity Loan Group.

(5)

The Class AV-1, Class AV-2 and Class AV-3 Certificates may be combined into a single class as described in the prospectus supplement.  References to the Class AV-1, Class AV-2 and Class AV-3 Certificates in this Term Sheet also refer to any such single class.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% Fixed Rate Mortgage PPC

100% Fixed Rate Mortgage PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:

100% Adjustable Rate Mortgage PPC

100% Adjustable Rate Mortgage PPC assumes that prepayments start at 2% CPR in month one of the life of the Home Equity Loans, increase by approximately 2.545% each month to 30% CPR in month twelve, remain constant at 30% CPR until month twenty-two, increase to 50% CPR from month twenty-three until month twenty-eight, decrease to 30% CPR in month twenty-nine and remain constant at 30% CPR thereafter.  However, the prepayment pricing speed will not exceed 90% CPR in any period.

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $924,990,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A.

Issuer:	Centex Home Equity Loan Trust 2005-A (the "Trust").

Depositor:	CHEC Funding, LLC.

Originator:	Centex Home Equity Company, LLC ("CHEC").

Sellers:	CHEC. Harwood Street Funding II, LLC.

Servicer:	CHEC.

Trustee:	JPMorgan Chase Bank, National Association.

Custodian:	J.P. Morgan Trust Company, National Association.

Underwriters:	Credit Suisse First Boston LLC (Lead Manager). Banc of America Securities LLC (Co-Manager). Citigroup Global Markets Inc. (Co-Manager). Greenwich Capital Markets, Inc. (Co-Manager).

Statistical Calculation Date:	The opening of business on December 1, 2004.

Cut-Off Date:	The close of business on December 31, 2004.

Expected Pricing Date:	Week of January 3, 2005.

Expected Closing Date:	January 27, 2005.

Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be February 25, 2005.

Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2 and Class AV-3 Certificates.

Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).

Group II Certificates:	The Class AV-1, Class AV-2 and Class AV-3 Certificates (backed primarily by the Group II Home Equity Loans).

Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.

Variable Rate Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the February 2008 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.

Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.

Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from January 1, 2005, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.

Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.

Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.

Trust Property:

The property of the Trust will include:

·

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the "Group I Home Equity Loans" or "Group I");

·

a pool of closed-end adjustable rate Home Equity Loans secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the "Group II Home Equity Loans" or "Group II");

·

payments on the Home Equity Loans received on and after the Cut-Off Date;

·

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

·

rights under the Cap Agreement described below.

The Home Equity Loans:

The Home Equity Loans will be divided into two groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

·

7,787 total Home Equity Loans

·

3,083 fixed rate Home Equity Loans

·

4,704 adjustable rate Home Equity Loans

·

Group I Home Equity Loans:

·

$248,803,378.40 aggregate outstanding Loan Balance

·

26.86% of aggregate outstanding Loan Balance of all Home Equity Loans

·

Group II Home Equity Loans:

·

$677,481,875.45 aggregate outstanding Loan Balance

·

73.14% of aggregate outstanding Loan Balance of all Home Equity Loans

See "AGGREGATE HOME EQUITY LOANS", "GROUP I HOME EQUITY LOANS" and "GROUP II HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

·

advance the unpaid interest to the Trust out of its own funds; or

·

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

·

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

·

the cost of any enforcement or judicial proceedings, including foreclosures; and

·

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreement:

The Variable Rate Certificates will have the benefit of an interest rate cap agreement (the "Cap Agreement").  Pursuant to the Cap Agreement, a cap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for the Cap Agreement will be made on each Distribution Date after the Closing Date (other than the first Distribution Date), but not beyond the October 2006 Distribution Date.  The monthly payments will be deposited into a reserve fund (the “Cap Agreement Reserve Fund”) held by the Trustee on behalf of the holders of the Variable Rate Certificates and will be applied as follows:

·

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund (A) to the Class AV-1 Certificates, the lesser of (i) any related Group II Adjusted Cap Carryover for such class and (ii) the related unpaid Group II Net WAC Cap Carryover for such class, (B) to the Class AV-2 Certificates, the lesser of (i) any related Group II Adjusted Cap Carryover for such class and (ii) the related unpaid Group II Net WAC Cap Carryover for such class, (C) to the Class AV-3 Certificates, the lesser of (i) any related Group II Adjusted Cap Carryover for such class and (ii) the related unpaid Group II Net WAC Cap Carryover for such class and (D) to each class of Subordinate Certificates, the lesser of (i) any related Subordinate Adjusted Cap Carryover for any such class and (ii) the related unpaid Subordinate Net WAC Cap Carryover for any such class,

·

second, to the extent of amounts remaining, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, pro rata, any related unpaid    Group II Net WAC Cap Carryover for any such class, and

·

third, to the extend of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, sequentially, in that order.

Under the Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of  the excess, if any, of one-month LIBOR (subject to a maximum rate of 7.65%) over the applicable strike rate for such Distribution Date,  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for the Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENT" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the October 2006 Distribution Date will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in both groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in both groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

·

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

·

the margin on the Group II Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

·

the margin on the Subordinate Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon as of such date, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".

ERISA Eligibility:	The Certificates are expected to be ERISA eligible.

SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.

Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody's and Fitch.

Class	S & P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
AV-3	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
B	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  The Certificates will have the benefit of some overcollateralization on the Closing Date.  Beginning on the first Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 3.45% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates:

·

the Class M-1 Certificates will have payment priority over the        Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

·

the Class M-2 Certificates will have payment priority over the        Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

·

the Class M-3 Certificates will have payment priority over the        Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

·

the Class M-4 Certificates will have payment priority over the        Class M-5, Class M-6, Class M-7 and Class B Certificates;

·

the Class M-5 Certificates will have payment priority over the        Class M-6, Class M-7 and Class B Certificates;

·

the Class M-6 Certificates will have payment priority over the        Class M-7 and Class B Certificates; and

·

the Class M-7 Certificates will have payment priority over the Class B Certificates.

If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates is reduced on account of realized losses on Home Equity Loans, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Cross-collateralization will be provided through the application of excess interest from each Home Equity Loan group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan group.

Initial Certificate Credit Enhancement

·

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

·

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 14.80% in Subordinate Certificates having a lower payment priority.

·

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.80% in Subordinate Certificates having a lower payment priority.

·

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 8.60% in Subordinate Certificates having a lower payment priority.

·

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 6.65% in Subordinate Certificates having a lower payment priority.

·

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 4.75% in Subordinate Certificates having a lower payment priority.

·

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 2.95% in Subordinate Certificates having a lower payment priority.

·

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.40% in Subordinate Certificates having a lower payment priority.

·

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Senior	22.70%	Senior	45.40%
	Class M-1	18.25%	Class M-1	36.50%
	Class M-2	14.25%	Class M-2	28.50%
	Class M-3	12.05%	Class M-3	24.10%
	Class M-4	10.10%	Class M-4	20.20%
	Class M-5	8.20%	Class M-5	16.40%
	Class M-6	6.40%	Class M-6	12.80%
	Class M-7	4.85%	Class M-7	9.70%
	Class B	3.45%	Class B	6.90%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Fixed Rate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  Each of the Group II Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap.  Each of the Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and each class of Group II Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period and (ii) the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balance of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan or Group II Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I or Group II Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group II Certificates is based on the Group II Net WAC Cap,  the applicable Group II Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group II Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group II Certificates will be an amount equal to such class' pro rata share (based on the outstanding certificate principal balance) of the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the aggregate outstanding certificate principal balance of the Group II Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and class of Subordinate Certificates, will be an amount equal to such class' pro rata share (based on the outstanding certificate principal balance) of the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause C. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

Concurrently, to each class of Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

The remaining amount pursuant to clause C. below.

C.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I and Home Equity Loan Group II:

1.

Concurrently, to the Senior Certificates in both Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

·

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

·

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Group II Certificates, the Group II Principal Distribution Amount, sequentially, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 3 through 11 of clause C. above.

13.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

14.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 22 and 23 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

22.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I and (ii) to the Group II Certificates, pro rata, the related Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, in the case of clause (ii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

23.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M 4, Class M 5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

24.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1 and B.1 above.

25.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

26.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.

ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

	Distribution Date	Lockout Percentage
	1 to 36	0%
	37 to 60	45%
	61 to 72	80%
	73 to 84	100%
	85 and thereafter	300%

Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 93.10% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 63.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 71.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 75.90% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 79.80% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 83.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 87.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 90.30% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Group II Certificates are each subject to the Group II Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

	Distribution Date	Loss Percentage
	January 2008 to December 2008	3.50% for the first month, plus an additional 1/12th of 2.25%for each month thereafter.
	January 2009 to December 2009	5.75% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
	January 2010 to December 2010	7.25% for the first month, plus an additional 1/12th of 1.00% for each month thereafter.
	January 2011 and thereafter	8.25%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 36.00% of the Senior Enhancement Percentage.

Excess Interest:	Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to clauses 1 through 11 of clause C. under the caption "DISTRIBUTIONS" above.

Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1, Class AV-2 and Class AV-3 Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the ARM Principal Distribution Amount for that Distribution Date and (B) the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.

OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.

Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1) the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over (2) the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to any Distribution Date (1) prior to the Stepdown Date, the product of (x) 3.45% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and (2) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 3.45% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 6.90% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 54.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the February 2008 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 45.40%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Distribution Date over (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to any Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.

Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 for both Groups in the aggregate in any one calendar year (and no more than $100,000 for both Groups in the aggregate during the term of the Trust).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENT

Period	Distribution Date	Notional	Strike (%)
1	2/25/2005	N/A	N/A
2	3/25/2005	670,724,948.00	6.97
3	4/25/2005	663,384,357.00	6.26
4	5/25/2005	654,526,106.00	6.49
5	6/25/2005	644,166,952.00	6.27
6	7/25/2005	632,332,262.00	6.49
7	8/25/2005	619,058,602.00	6.27
8	9/25/2005	604,395,154.00	6.27
9	10/25/2005	588,399,227.00	6.49
10	11/25/2005	571,138,407.00	6.28
11	12/25/2005	554,182,740.00	6.50
12	1/25/2006	537,551,866.00	6.28
13	2/25/2006	521,417,379.00	6.28
14	3/25/2006	505,764,516.00	6.99
15	4/25/2006	490,578,960.00	6.28
16	5/25/2006	475,846,820.00	6.51
17	6/25/2006	461,555,032.00	6.28
18	7/25/2006	447,675,692.00	6.51
19	8/25/2006	434,211,752.00	6.28
20	9/25/2006	421,150,803.00	6.28
21	10/25/2006	398,615,222.00	6.51

AGGREGATE HOME EQUITY LOANS
The following summary information with respect to the Aggregate Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$118,952.77	$14,944.01 to $832,736.61
Wtd. Avg. Coupon Rate (approximate)	7.663%	4.750% to 17.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.15%	10.75% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	350 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	347 months	56 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	594	435 to 809
Maximum Seasoning	97 months
Ratio of First to Second Liens	95.90% / 4.10%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$3,525,254.33
All Other Properties	$884,748,797.16
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$106,969.03
All Other Properties	$37,904,233.33
Latest Maturity Date	December 7, 2034
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.13%
Fixed Rate Interest Only Loans (2)	0.28%
2/28 Adjustable Rate Interest Only Loans (3)	4.26%
3/27 Adjustable Rate Interest Only Loans (4)	2.15%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(5)	0.19%

(1)

Excludes 6 of the Home Equity Loans for which a credit score is not available.

(2)

“Fixed Rate Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

“2/28 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

(4)

“3/27 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 50.57% of the aggregate outstanding loan balance of the Aggregate Home Equity Loans had first monthly payments due on or after November 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Aggregate Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF THE AGGREGATE HOME EQUITY LOANS(1)

State	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Arizona	118	$14,563,892.77	1.57%	7.66%	590	83.54%
Arkansas	40	2,921,092.08	0.32	8.87	592	82.00
California	1,016	197,399,377.86	21.31	6.85	605	76.55
Colorado	131	20,701,078.60	2.23	6.82	614	81.36
Connecticut	96	15,699,495.93	1.69	7.30	601	75.47
Delaware	43	5,309,722.10	0.57	7.95	581	78.31
Florida	567	69,030,367.43	7.45	7.50	594	80.31
Georgia	267	31,167,366.27	3.36	8.25	595	82.69
Idaho	36	3,779,825.60	0.41	7.93	562	81.91
Illinois	32	3,242,609.29	0.35	7.54	606	83.59
Indiana	240	22,266,130.03	2.40	7.57	592	84.51
Iowa	113	9,608,120.73	1.04	8.43	592	82.92
Kansas	44	3,791,281.91	0.41	8.53	590	84.93
Kentucky	101	8,754,373.86	0.95	7.91	584	83.04
Louisiana	181	13,680,523.95	1.48	8.12	579	80.42
Maine	44	4,786,040.73	0.52	7.90	593	73.76
Maryland	233	34,619,407.16	3.74	7.90	578	81.56
Massachusetts	105	18,502,347.11	2.00	7.25	590	74.10
Michigan	187	19,521,531.62	2.11	8.01	588	82.35
Minnesota	54	7,623,752.09	0.82	7.71	601	83.65
Mississippi	54	4,981,760.12	0.54	7.55	610	84.37
Missouri	140	13,606,968.72	1.47	7.91	582	84.41
Montana	17	1,538,770.56	0.17	7.90	577	78.59
Nebraska	33	3,548,268.29	0.38	7.65	599	82.15
Nevada	125	20,256,995.68	2.19	7.41	587	78.38
New Hampshire	37	4,424,210.98	0.48	7.10	610	73.51
New Jersey	214	29,900,239.51	3.23	8.14	590	76.02
New Mexico	70	7,393,594.17	0.80	7.93	605	81.84
New York	260	30,919,441.37	3.34	8.27	588	75.61
North Carolina	194	20,180,681.18	2.18	8.21	584	82.71
North Dakota	5	365,333.06	0.04	7.75	570	83.09
Ohio	315	31,912,451.66	3.45	7.89	584	83.88
Oklahoma	106	7,732,784.93	0.83	8.06	599	82.18
Oregon	55	7,498,829.37	0.81	7.48	596	79.63
Pennsylvania	346	33,369,482.30	3.60	7.99	580	80.57
Rhode Island	29	3,753,565.63	0.41	8.05	579	77.37
South Carolina	79	7,345,580.83	0.79	8.64	581	81.21
South Dakota	3	284,649.60	0.03	7.82	598	87.21
Tennessee	173	15,962,149.28	1.72	7.59	605	83.56
Texas	1,241	93,312,268.96	10.07	8.42	595	74.57
Utah	37	4,331,810.17	0.47	7.08	615	86.46
Vermont	18	1,498,660.29	0.16	7.37	613	66.09
Virginia	271	36,563,979.12	3.95	7.85	585	79.90
Washington	186	26,620,931.52	2.87	7.27	598	81.17
West Virginia	49	4,276,251.92	0.46	8.55	562	81.67
Wisconsin	76	6,942,464.07	0.75	8.70	579	80.62
Wyoming	6	794,793.44	0.09	7.03	600	80.77
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Combined Loan- to-Value Ratios (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
10.75 - 15.00	7	$483,207.34	0.05%	8.01%	595	13.35%
15.01 - 20.00	11	842,968.76	0.09	7.86	577	17.49
20.01 - 25.00	21	1,234,220.72	0.13	8.16	595	22.37
25.01 - 30.00	37	2,800,295.43	0.30	8.14	603	27.41
30.01 - 35.00	57	3,824,559.46	0.41	7.84	625	32.44
35.01 - 40.00	76	6,048,206.37	0.65	7.88	596	37.56
40.01 - 45.00	105	8,723,650.26	0.94	7.73	603	42.85
45.01 - 50.00	137	12,355,999.58	1.33	7.66	602	47.93
50.01 - 55.00	181	14,537,658.16	1.57	8.01	605	52.72
55.01 - 60.00	211	20,325,438.45	2.19	7.68	602	57.54
60.01 - 65.00	363	35,394,364.04	3.82	7.78	591	62.91
65.01 - 70.00	489	49,882,634.45	5.39	7.93	589	67.91
70.01 - 75.00	680	77,253,820.83	8.34	7.93	591	73.19
75.01 - 80.00	1,959	235,048,137.79	25.38	7.44	607	79.09
80.01 - 85.00	1,060	128,043,708.64	13.82	7.85	587	82.76
85.01 - 90.00	1,705	225,966,284.74	24.39	7.67	588	88.50
90.01 - 95.00	669	101,094,757.90	10.91	7.42	582	91.41
95.01 - 100.00	19	2,425,340.93	0.26	9.21	653	99.69
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Aggregate Home Equity Loans is approximately 79.15%.

COUPON RATES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
4.750 - 5.000	2	$363,534.24	0.04%	4.93%	621	73.70%
5.001 - 5.500	72	16,151,756.75	1.74	5.46	656	78.97
5.501 - 6.000	544	108,639,243.63	11.73	5.84	630	78.06
6.001 - 6.500	658	109,812,553.23	11.86	6.34	623	78.32
6.501 - 7.000	1,036	154,766,726.94	16.71	6.83	606	78.50
7.001 - 7.500	783	108,419,428.72	11.70	7.32	597	81.26
7.501 - 8.000	1,090	131,371,768.36	14.18	7.82	581	81.69
8.001 - 8.500	599	63,700,745.20	6.88	8.31	572	81.15
8.501 - 9.000	852	84,602,750.75	9.13	8.82	568	80.58
9.001 - 9.500	451	40,724,872.09	4.40	9.31	565	78.64
9.501 - 10.000	560	42,970,685.61	4.64	9.82	559	76.48
10.001 - 10.500	278	19,422,484.44	2.10	10.31	556	73.96
10.501 - 11.000	321	18,662,812.32	2.01	10.82	561	74.20
11.001 - 11.500	148	8,177,923.65	0.88	11.30	548	73.84
11.501 - 12.000	165	8,637,945.75	0.93	11.81	554	74.22
12.001 - 12.500	113	5,461,395.02	0.59	12.28	548	68.25
12.501 - 13.000	64	2,615,626.99	0.28	12.74	550	73.99
13.001 - 13.500	27	1,009,101.45	0.11	13.34	537	72.00
13.501 - 14.000	16	536,370.96	0.06	13.76	539	76.53
14.001 - 14.500	7	222,583.74	0.02	14.28	526	76.70
17.001 - 17.500	1	14,944.01	0.00	17.50	576	65.00
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Aggregate Home Equity Loans is approximately 7.663%.

LOAN BALANCES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
14,944 - 15,000	1	$14,944.01	0.00%	17.50%	576	65.00%
15,001 - 20,000	1	18,278.58	0.00	11.10	581	99.47
20,001 - 25,000	125	3,117,048.77	0.34	11.41	578	73.25
25,001 - 30,000	136	3,854,600.29	0.42	11.18	586	75.02
30,001 - 35,000	241	8,226,676.61	0.89	10.74	577	64.93
35,001 - 40,000	157	5,983,266.46	0.65	10.48	580	70.37
40,001 - 45,000	135	5,774,804.86	0.62	10.16	589	73.10
45,001 - 50,000	422	20,779,612.51	2.24	9.14	587	63.19
50,001 - 55,000	418	21,877,284.94	2.36	8.71	589	74.59
55,001 - 60,000	431	24,985,956.96	2.70	8.70	585	74.10
60,001 - 65,000	352	22,154,325.86	2.39	8.44	586	76.69
65,001 - 70,000	354	23,920,427.54	2.58	8.41	589	78.21
70,001 - 75,000	300	21,845,330.98	2.36	8.30	587	76.83
75,001 - 80,000	292	22,716,663.97	2.45	8.27	597	78.01
80,001 - 85,000	285	23,522,789.12	2.54	8.30	586	79.17
85,001 - 90,000	232	20,315,864.74	2.19	8.09	587	79.43
90,001 - 95,000	210	19,454,970.03	2.10	8.00	593	78.15
95,001 - 100,000	232	22,758,027.12	2.46	8.03	591	77.86
100,001 - 105,000	195	20,074,948.28	2.17	7.92	587	80.38
105,001 - 110,000	196	21,104,907.66	2.28	7.64	598	79.64
110,001 - 115,000	202	22,693,876.87	2.45	7.90	594	81.06
115,001 - 120,000	199	23,419,570.29	2.53	7.84	590	80.44
120,001 - 125,000	157	19,293,981.60	2.08	7.64	596	80.15
125,001 - 130,000	137	17,459,408.57	1.88	7.57	598	81.55
130,001 - 135,000	134	17,751,210.48	1.92	7.78	579	82.93
135,001 - 140,000	134	18,458,099.74	1.99	7.58	597	80.14
140,001 - 145,000	90	12,862,536.88	1.39	7.63	589	81.99
145,001 - 150,000	99	14,640,088.79	1.58	7.51	591	80.29
150,001 - 200,000	782	135,855,303.35	14.67	7.51	590	80.43
200,001 - 250,000	481	107,426,511.42	11.60	7.14	596	80.08
250,001 - 300,000	270	73,710,791.91	7.96	6.90	597	81.43
300,001 - 350,000	167	54,358,490.75	5.87	6.85	602	80.37
350,001 - 400,000	95	35,454,382.44	3.83	6.79	606	81.09
400,001 - 450,000	57	24,038,592.70	2.60	6.64	606	83.86
450,001 - 500,000	38	18,242,277.85	1.97	6.46	619	77.39
500,001 - 550,000	7	3,719,706.59	0.40	6.86	633	80.10
550,001 - 600,000	8	4,581,115.90	0.49	6.81	631	78.86
600,001 - 650,000	9	5,598,940.02	0.60	6.08	610	81.46
650,001 - 700,000	4	2,652,201.50	0.29	7.18	611	79.36
700,001 - 750,000	1	734,700.30	0.08	7.80	558	85.49
800,001 - 832,737	1	832,736.61	0.09	6.25	626	85.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Aggregate Home Equity Loans is approximately $118,952.77.

TYPES OF MORTGAGED PROPERTIES OF THE AGGREGATE HOME EQUITY LOANS

Property Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Single Family	6,626	$765,926,168.25	82.69%	7.71%	592	79.09%
PUD	567	93,025,007.92	10.04	7.34	597	81.30
Condominium	276	34,452,010.69	3.72	7.27	613	76.07
Townhome	131	15,743,013.93	1.70	7.86	578	81.52
Manufactured Housing	154	13,506,829.70	1.46	8.19	611	75.31
Two- to Four-Family	33	3,632,223.36	0.39	7.78	628	69.95
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

ORIGINAL TERMS TO MATURITY OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
= 60	7	$306,560.12	0.03%	8.69%	663	68.57%
61 - 120	131	6,541,153.89	0.71	9.16	608	67.67
121 - 180	435	26,055,777.09	2.81	8.82	608	70.76
181 - 240	406	25,940,577.47	2.80	9.04	601	72.72
241 - 300	27	2,233,308.80	0.24	8.47	601	74.29
301 - 360	6,781	865,207,876.48	93.41	7.57	593	79.70
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

The weighted average Original Term to Maturity of the Aggregate Home Equity Loans is approximately 350 months.

REMAINING TERMS TO MATURITY OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
56 - 60	7	$306,560.12	0.03%	8.69%	663	68.57%
61 - 120	132	6,556,097.90	0.71	9.18	607	67.66
121 - 180	437	26,145,593.25	2.82	8.82	608	70.71
181 - 240	404	25,884,111.10	2.79	9.04	601	72.71
241 - 300	26	2,185,015.00	0.24	8.44	603	75.08
301 - 360	6,781	865,207,876.48	93.41	7.57	593	79.70
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Aggregate Home Equity Loans is approximately 347 months.

SEASONING OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
0	136	$8,056,910.64	0.87%	10.09%	576	75.20%
1 - 12	7,644	917,738,432.88	99.08	7.64	594	79.18
13 - 24	3	224,931.19	0.02	8.46	574	79.01
25 - 36	1	139,287.15	0.02	5.50	785	79.45
49 - 60	1	84,887.25	0.01	9.15	510	90.00
85 - 96	1	14,944.01	0.00	17.50	576	65.00
=97	1	25,860.73	0.00	12.10	614	79.33
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Aggregate Home Equity Loans is approximately 3 months.

OCCUPANCY STATUS OF THE AGGREGATE HOME EQUITY LOANS

Occupancy Status	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Primary Home	7,614	$913,353,142.23	98.60%	7.64%	594	79.29%
Investment Property	133	9,105,831.58	0.98	9.20	617	70.00
Second Home	40	3,826,280.04	0.41	8.73	606	66.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

LIEN POSITIONS OF THE AGGREGATE HOME EQUITY LOANS

Lien Position	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
First Lien	6,954	$888,274,051.49	95.90%	7.53%	594	79.34%
Second Lien	833	38,011,202.36	4.10	10.72	580	74.65
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

DOCUMENTATION TYPES OF THE AGGREGATE HOME EQUITY LOANS

Documentation Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Full Documentation	7,156	$839,700,269.16	90.65%	7.68%	590	79.99%
Stated Income	488	68,694,354.90	7.42	7.39	634	71.17
Limited Documentation	143	17,890,629.79	1.93	7.89	622	70.56
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

CREDIT GRADES OF THE AGGREGATE HOME EQUITY LOANS

Credit Grade	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
A+	842	$115,503,358.23	12.47%	6.53%	653	75.76%
A1	3,050	395,562,889.06	42.70	7.11	619	80.17
A2	2,195	245,199,414.66	26.47	8.08	563	81.84
B	962	98,562,917.38	10.64	8.71	539	78.28
C1	479	45,524,948.43	4.91	9.28	542	73.16
C2	182	19,019,515.94	2.05	9.86	538	68.20
D	77	6,912,210.15	0.75	11.80	544	64.37
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

ORIGINAL CREDIT SCORES OF THE AGGREGATE HOME EQUITY LOANS(1)

Range of Original Credit Scores(2)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Not Available(3)	6	$436,382.19	0.05%	8.26%	N/A	69.51%
435 - 450	5	619,681.93	0.07	7.73	447	60.07
451 - 475	9	1,399,089.78	0.15	8.66	470	72.39
476 - 500	40	4,344,844.96	0.47	9.32	495	80.22
501 - 525	762	81,111,491.43	8.76	8.95	514	77.41
526 - 550	1,336	147,192,403.37	15.89	8.45	538	81.15
551 - 575	1,206	133,941,490.19	14.46	8.04	563	80.45
576 - 600	1,257	154,602,440.33	16.69	7.51	588	79.41
601 - 625	1,142	141,122,062.91	15.24	7.26	613	78.47
626 - 650	969	123,384,854.56	13.32	7.08	637	79.22
651 - 675	567	73,637,123.77	7.95	6.85	662	77.75
676 - 700	267	34,852,529.52	3.76	6.66	686	77.46
701 - 725	104	13,893,122.39	1.50	6.72	712	74.29
726 - 750	49	6,428,731.04	0.69	6.94	735	77.27
751 - 775	43	5,725,737.94	0.62	6.42	761	78.96
776 - 800	24	3,535,704.41	0.38	6.14	792	74.08
801 - 809	1	57,563.13	0.01	8.35	809	75.49
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

(1)

The weighted average Original Credit Score of the Aggregate Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 594.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF THE AGGREGATE HOME EQUITY LOANS

Product Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
2/28 ARM	3,610	$504,274,088.87	54.44%	7.50%	584	80.71%
3/27 ARM	809	107,008,685.65	11.55	7.17	592	82.23
5/25 ARM	7	840,340.99	0.09	6.84	602	76.28
6-Month ARM	30	5,968,185.85	0.64	7.45	570	74.80
Balloon	24	1,238,794.69	0.13	10.46	578	73.30
Fixed	3,048	244,979,519.67	26.45	8.54	606	74.32
IO 2/28 ARM	159	39,488,380.16	4.26	6.39	634	81.39
IO 3/27 ARM	89	19,902,193.93	2.15	6.21	638	79.98
IO Fixed	11	2,585,064.04	0.28	6.60	662	78.59
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

PREPAYMENT PENALTIES OF THE AGGREGATE HOME EQUITY LOANS

Prepayment Penalty	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Prepayment Penalty	4,642	$603,775,692.78	65.18%	7.39%	594	79.72%
No Prepayment Penalty	3,145	322,509,561.07	34.82	8.18	593	78.08
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

PURPOSE OF THE AGGREGATE HOME EQUITY LOANS

Purpose	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Cash Out Refinance	5,870	$654,966,129.54	70.71%	7.79%	590	77.66%
Rate / Term Refinance	1,248	167,184,420.98	18.05	7.54	592	82.47
Purchase	669	104,134,703.33	11.24	7.06	623	83.18
Total	7,787	$926,285,253.85	100.00%	7.66%	594	79.15%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$80,701.71	$14,944.01 to $669,051.17
Wtd. Avg. Coupon Rate (approximate)	8.530%	5.500% to 17.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	74.36%	12.66% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	321 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	319 months	56 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	606	435 to 809
Maximum Seasoning	97 months
Ratio of First to Second Liens	84.72% / 15.28%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$593,299.16
All Other Properties	$210,198,876.88
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$106,969.03
All Other Properties	$37,904,233.33
Latest Maturity Date	December 7, 2034
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.50%
Fixed Rate Interest Only Loans (2)	1.04%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.11%

(1)

Excludes 1 of the Home Equity Loans for which a credit score is not available.

(2)

“Fixed Rate Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 48.42% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after November 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS(1)

State	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Arizona	31	$2,368,820.37	0.95%	8.34%	612	78.49%
Arkansas	16	980,407.87	0.39	9.70	587	78.31
California	391	41,132,772.36	16.53	7.99	622	69.91
Colorado	27	3,366,728.90	1.35	7.27	640	76.82
Connecticut	43	4,762,392.93	1.91	7.95	611	73.04
Delaware	11	1,393,583.01	0.56	8.82	596	84.57
Florida	205	18,058,189.60	7.26	8.04	608	76.44
Georgia	73	5,757,072.21	2.31	9.20	601	76.42
Idaho	7	458,264.26	0.18	8.85	567	82.14
Illinois	4	281,910.97	0.11	9.34	604	85.16
Indiana	72	6,604,846.36	2.65	7.73	610	82.89
Iowa	49	3,848,183.66	1.55	8.65	617	80.15
Kansas	18	1,324,644.74	0.53	8.52	620	80.86
Kentucky	42	3,042,406.03	1.22	8.35	588	81.19
Louisiana	96	5,935,155.06	2.39	8.43	597	75.58
Maine	17	1,447,270.63	0.58	8.54	604	72.99
Maryland	81	6,307,100.24	2.53	9.17	593	73.69
Massachusetts	39	3,504,233.62	1.41	8.53	589	70.23
Michigan	53	3,565,083.54	1.43	8.92	588	73.92
Minnesota	13	1,198,947.11	0.48	7.81	632	77.92
Mississippi	30	2,251,472.90	0.90	8.43	617	82.73
Missouri	41	2,672,154.10	1.07	8.47	601	81.13
Montana	2	123,959.81	0.05	7.77	634	78.34
Nebraska	13	1,099,918.98	0.44	8.07	652	76.70
Nevada	48	5,221,885.99	2.10	8.06	616	73.76
New Hampshire	12	745,805.48	0.30	8.56	600	70.61
New Jersey	107	8,029,543.58	3.23	9.60	596	70.01
New Mexico	21	1,904,973.13	0.77	8.97	620	78.82
New York	111	9,011,653.39	3.62	9.35	597	70.32
North Carolina	50	3,806,645.62	1.53	8.96	595	77.04
Ohio	80	6,024,051.29	2.42	8.44	601	75.96
Oklahoma	48	3,041,821.79	1.22	8.65	606	79.12
Oregon	14	1,127,558.87	0.45	7.72	618	65.35
Pennsylvania	139	11,266,124.43	4.53	8.75	593	77.06
Rhode Island	16	946,316.40	0.38	9.88	575	72.25
South Carolina	36	2,701,099.27	1.09	9.61	582	75.41
South Dakota	1	108,771.62	0.04	7.29	661	90.00
Tennessee	75	6,447,427.41	2.59	8.02	617	84.08
Texas	766	50,755,564.33	20.40	8.83	602	72.17
Utah	4	424,076.56	0.17	8.11	632	89.30
Vermont	8	553,325.70	0.22	7.63	614	68.25
Virginia	89	8,282,330.72	3.33	8.58	593	73.72
Washington	48	4,441,000.39	1.78	8.51	620	77.62
West Virginia	14	1,004,959.44	0.40	8.61	594	80.64
Wisconsin	19	1,192,040.39	0.48	10.37	581	74.23
Wyoming	3	280,883.34	0.11	7.66	630	80.11
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS(1)

Range of Original Combined Loan- to-Value Ratios (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
12.66 - 15.00	2	$149,583.27	0.06%	6.75%	645	13.37%
15.01 - 20.00	3	363,578.84	0.15	6.75	608	16.65
20.01 - 25.00	13	754,961.88	0.30	8.48	593	22.79
25.01 - 30.00	25	1,728,800.15	0.69	8.63	608	27.60
30.01 - 35.00	34	1,999,868.33	0.80	8.12	621	32.49
35.01 - 40.00	45	2,753,274.08	1.11	8.57	604	37.78
40.01 - 45.00	67	4,248,148.80	1.71	8.36	607	42.89
45.01 - 50.00	87	6,134,372.15	2.47	8.15	611	48.11
50.01 - 55.00	122	8,223,568.61	3.31	8.49	608	52.62
55.01 - 60.00	133	9,795,211.20	3.94	8.32	608	57.72
60.01 - 65.00	221	16,360,037.46	6.58	8.69	596	62.87
65.01 - 70.00	286	22,835,979.76	9.18	8.63	603	67.85
70.01 - 75.00	333	27,623,152.99	11.10	8.68	605	72.77
75.01 - 80.00	725	57,671,950.87	23.18	8.44	613	78.93
80.01 - 85.00	421	35,486,775.03	14.26	8.63	606	82.88
85.01 - 90.00	438	37,295,766.51	14.99	8.71	598	87.84
90.01 - 95.00	115	13,679,208.93	5.50	7.89	608	91.88
95.01 - 100.00	13	1,699,139.54	0.68	9.36	651	99.72
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 74.36%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
= 5.500	2	$599,215.47	0.24%	5.50%	755	78.78%
5.501 - 6.000	16	4,332,946.93	1.74	5.87	729	72.33
6.001 - 6.500	171	24,414,937.50	9.81	6.41	654	71.67
6.501 - 7.000	294	37,123,086.13	14.92	6.84	631	72.90
7.001 - 7.500	227	23,536,157.48	9.46	7.33	627	74.48
7.501 - 8.000	315	27,916,622.83	11.22	7.80	617	75.11
8.001 - 8.500	191	16,069,883.82	6.46	8.32	606	76.54
8.501 - 9.000	381	29,857,643.40	12.00	8.82	596	78.00
9.001 - 9.500	227	17,118,196.88	6.88	9.32	586	76.35
9.501 - 10.000	340	21,119,359.03	8.49	9.84	573	73.64
10.001 - 10.500	174	10,137,274.76	4.07	10.31	568	73.60
10.501 - 11.000	251	13,459,801.45	5.41	10.83	569	74.02
11.001 - 11.500	117	5,872,113.16	2.36	11.30	553	73.13
11.501 - 12.000	150	7,546,030.33	3.03	11.82	556	73.11
12.001 - 12.500	112	5,301,482.08	2.13	12.28	545	68.79
12.501 - 13.000	64	2,615,626.99	1.05	12.74	550	73.99
13.001 - 13.500	27	1,009,101.45	0.41	13.34	537	72.00
13.501 - 14.000	16	536,370.96	0.22	13.76	539	76.53
14.001 - 14.500	7	222,583.74	0.09	14.28	526	76.70
17.001 - 17.500	1	14,944.01	0.01	17.50	576	65.00
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.530%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
14,944 - 15,000	1	$14,944.01	0.01%	17.50%	576	65.00%
15,001 - 20,000	1	18,278.58	0.01	11.10	581	99.47
20,001 - 25,000	124	3,092,123.99	1.24	11.45	577	73.17
25,001 - 30,000	129	3,659,609.57	1.47	11.31	584	74.41
30,001 - 35,000	210	7,159,585.20	2.88	10.96	575	66.00
35,001 - 40,000	135	5,135,132.90	2.06	10.67	579	70.03
40,001 - 45,000	114	4,872,683.23	1.96	10.39	588	71.96
45,001 - 50,000	299	14,690,775.65	5.90	9.42	593	63.56
50,001 - 55,000	233	12,204,125.07	4.91	9.09	597	72.68
55,001 - 60,000	245	14,244,881.87	5.73	8.93	596	72.04
60,001 - 65,000	168	10,569,889.42	4.25	8.84	595	74.52
65,001 - 70,000	167	11,293,431.86	4.54	8.78	600	75.50
70,001 - 75,000	129	9,400,619.18	3.78	8.78	590	74.46
75,001 - 80,000	123	9,563,140.99	3.84	8.68	611	75.13
80,001 - 85,000	105	8,662,254.22	3.48	8.64	596	74.70
85,001 - 90,000	78	6,854,800.70	2.76	8.60	602	76.14
90,001 - 95,000	67	6,189,351.67	2.49	8.37	610	75.05
95,001 - 100,000	87	8,524,589.19	3.43	8.58	596	74.22
100,001 - 105,000	60	6,156,109.90	2.47	8.19	610	79.50
105,001 - 110,000	56	6,025,479.76	2.42	7.99	623	76.41
110,001 - 115,000	57	6,420,765.03	2.58	8.21	607	78.90
115,001 - 120,000	43	5,063,589.11	2.04	8.26	613	77.19
120,001 - 125,000	43	5,291,471.76	2.13	7.92	613	77.07
125,001 - 130,000	34	4,338,874.03	1.74	7.84	626	78.12
130,001 - 135,000	13	1,719,926.03	0.69	9.01	592	80.43
135,001 - 140,000	28	3,859,320.44	1.55	7.81	624	76.08
140,001 - 145,000	24	3,438,650.34	1.38	8.21	607	79.45
145,001 - 150,000	16	2,376,930.30	0.96	8.01	610	71.18
150,001 - 200,000	136	23,535,072.30	9.46	7.81	618	76.50
200,001 - 250,000	74	16,419,178.03	6.60	7.72	616	74.97
250,001 - 300,000	41	11,157,117.95	4.48	7.18	620	77.22
300,001 - 350,000	19	6,195,650.00	2.49	7.10	622	75.53
350,001 - 400,000	11	4,087,615.44	1.64	6.88	630	78.43
400,001 - 450,000	4	1,697,243.77	0.68	6.62	666	80.57
450,001 - 500,000	4	1,923,013.39	0.77	6.43	651	68.63
500,001 - 550,000	2	1,070,797.90	0.43	6.12	706	77.92
600,001 - 650,000	2	1,207,304.45	0.49	6.24	681	81.23
650,001 - 669,051	1	669,051.17	0.27	7.75	591	67.00
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $80,701.71.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Single Family	2,662	$212,113,598.69	85.25%	8.54%	605	74.31%
PUD	207	20,433,025.80	8.21	8.32	605	76.03
Condominium	96	7,631,398.19	3.07	8.40	613	73.50
Manufactured Housing	66	4,944,237.41	1.99	8.74	636	72.27
Townhome	39	2,980,850.12	1.20	8.80	600	77.34
Two- to Four-Family	13	700,268.19	0.28	9.30	638	53.37
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
= 60	7	$306,560.12	0.12%	8.69%	663	68.57%
61 - 120	131	6,541,153.89	2.63	9.16	608	67.67
121 - 180	434	26,006,215.40	10.45	8.82	608	70.72
181 - 240	406	25,940,577.47	10.43	9.04	601	72.72
241 - 300	27	2,233,308.80	0.90	8.47	601	74.29
301 - 360	2,078	187,775,562.72	75.47	8.40	606	75.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

The weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 321 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
56 - 60	7	$306,560.12	0.12%	8.69%	663	68.57%
61 - 120	132	6,556,097.90	2.64	9.18	607	67.66
121 - 180	436	26,096,031.56	10.49	8.82	608	70.68
181 - 240	404	25,884,111.10	10.40	9.04	601	72.71
241 - 300	26	2,185,015.00	0.88	8.44	603	75.08
301 - 360	2,078	187,775,562.72	75.47	8.40	606	75.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 319 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
0	136	$8,056,910.64	3.24%	10.09%	576	75.20%
1 - 12	2,943	240,577,834.95	96.69	8.48	607	74.33
13 - 24	1	42,940.82	0.02	10.45	527	55.56
49 - 60	1	84,887.25	0.03	9.15	510	90.00
85 - 96	1	14,944.01	0.01	17.50	576	65.00
=97	1	25,860.73	0.01	12.10	614	79.33
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 3 months.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Primary Home	3,015	$244,920,477.74	98.44%	8.51%	606	74.44%
Investment Property	51	2,744,542.49	1.10	10.00	617	68.23
Second Home	17	1,138,358.17	0.46	10.02	587	70.92
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
First Lien	2,250	$210,792,176.04	84.72%	8.13%	611	74.31%
Second Home	833	38,011,202.36	15.28	10.72	580	74.65
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Full Documentation	2,814	$223,497,292.87	89.83%	8.52%	605	75.00%
Stated Income	177	16,311,703.02	6.56	8.45	627	67.27
Limited Documentation	92	8,994,382.51	3.62	8.87	606	71.28
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
A+	463	$50,827,355.37	20.43%	6.97%	663	72.94%
A1	1,236	106,418,869.99	42.77	8.10	620	76.03
A2	773	52,344,056.08	21.04	9.36	568	76.05
B	353	22,084,373.38	8.88	10.08	544	71.97
C1	142	7,488,742.74	3.01	11.00	546	68.30
C2	39	2,727,770.69	1.10	10.97	545	64.22
D	77	6,912,210.15	2.78	11.80	544	64.37
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Not Available(3)	1	$62,631.43	0.03%	7.90%	N/A	60.00%
435 - 450	1	24,912.43	0.01	13.40	435	80.22
451 - 475	4	557,509.98	0.22	9.98	472	71.38
476 - 500	15	1,166,125.20	0.47	11.01	496	71.70
501 - 525	240	15,436,150.88	6.20	10.57	513	71.11
526 - 550	470	31,055,596.41	12.48	9.88	538	75.30
551 - 575	476	32,963,240.59	13.25	9.31	563	74.48
576 - 600	444	34,966,944.46	14.05	8.65	589	74.26
601 - 625	482	42,278,741.71	16.99	8.10	613	74.31
626 - 650	409	37,504,621.99	15.07	7.90	638	76.66
651 - 675	281	26,073,514.50	10.48	7.45	662	73.63
676 - 700	140	12,545,084.51	5.04	7.28	686	73.04
701 - 725	57	6,552,862.62	2.63	7.11	713	72.48
726 - 750	26	3,109,886.09	1.25	7.14	736	72.52
751 - 775	23	2,441,551.63	0.98	6.87	761	74.93
776 - 800	13	2,006,440.84	0.81	6.30	792	71.58
801 - 809	1	57,563.13	0.02	8.35	809	75.49
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

(1)

The weighted average Original Credit Score of the Group I Home Equity Loans (excluding Group I Home Equity Loans for which a credit score is not available) is approximately 606.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

Range of Second Mortgage Ratios (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
3.70 - 5.00	2	$49,923.37	0.13%	11.33%	589	81.93%
5.01 - 10.00	45	1,370,004.97	3.60	10.92	585	77.96
10.01 - 15.00	151	5,445,501.78	14.33	11.00	576	75.55
15.01 - 20.00	198	8,250,990.88	21.71	10.80	577	76.06
20.01 - 25.00	147	6,881,883.70	18.10	10.64	580	74.29
25.01 - 30.00	121	6,585,638.26	17.33	10.63	588	75.62
30.01 - 35.00	67	3,981,576.12	10.47	10.58	573	73.74
35.01 - 40.00	52	3,036,106.94	7.99	10.59	588	72.84
40.01 - 45.00	18	935,954.18	2.46	10.48	584	70.90
45.01 - 50.00	8	380,410.22	1.00	10.68	562	68.63
50.01 - 55.00	5	224,398.74	0.59	10.48	597	63.30
55.01 - 60.00	4	202,186.79	0.53	10.64	589	61.30
60.01 - 65.00	4	133,254.34	0.35	10.69	616	62.11
70.01 - 75.00	3	192,559.39	0.51	9.52	584	62.81
75.01 - 80.00	4	194,835.39	0.51	11.19	549	69.28
80.01 - 85.00	2	66,733.01	0.18	12.54	546	74.88
85.01 - 88.85	2	79,244.28	0.21	12.03	523	72.11
Total	833	$38,011,202.36	100.00%	10.72%	580	74.65%

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Fixed	3,048	$244,979,519.67	98.46%	8.54%	606	74.32%
IO Fixed	11	2,585,064.04	1.04	6.60	662	78.59
Balloon	24	1,238,794.69	0.50	10.46	578	73.30
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Prepayment Penalty	1,649	$152,020,017.90	61.10%	8.10%	609	75.42%
No Prepayment Penalty	1434	96,783,360.50	38.90	9.21	601	72.70
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Cash Out Refinance	2,625	$195,266,717.93	78.48%	8.71%	602	73.11%
Rate / Term Refinance	350	39,101,272.00	15.72	8.04	608	78.39
Purchase	108	14,435,388.47	5.80	7.42	655	80.39
Total	3,083	$248,803,378.40	100.00%	8.53%	606	74.36%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$144,022.51	$24,924.78 to $832,736.61
Wtd. Avg. Coupon Rate (approximate)	7.345%	4.750% to 12.250%
Wtd. Avg. Gross Margin (approximate)	6.899%	2.000% to 11.940%
Wtd. Avg. Maximum Rate (approximate) (1)	14.323%	10.500% to 19.250%
Wtd. Avg. Minimum Rate (approximate) (1)	7.344%	4.750% to 12.250%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.91%	10.75% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	180 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	358 months	176 to 359 months
Wtd. Avg. Original Credit Score (approximate) (2)	589	441 to 800
Maximum Seasoning	27 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$2,931,955.17
All Other Properties	$674,549,920.28
2/28 Adjustable Rate Interest Only Loans (3)	5.83%
3/27 Adjustable Rate Interest Only Loans (4)	2.94%
Balloon Payments (as a percent of
the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	November 1, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (5)…..………………………………………………….	0.21%
Six-Month Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.88%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	3 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.00%
2/28 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	80.26%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	22 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.16%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.07%
3/27 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	18.73%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	34 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.88%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.13%
5/25 Adjustable Rate Loans (10)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.12%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	54 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.83%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (7)	1.83%

(1)

The “Maximum Rates” or “Minimum Rates” are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 5 Home Equity Loans for which a credit score is not available.

(3)

“2/28 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

(4)

“3/27 Adjustable Rate Interest Only Loans” provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 51.35% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after November 1, 2004, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(6)

“Six-Month Adjustable Rate Loans” have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

Above the then current coupon rate.

(8)

“2/28 Adjustable Rate Loans” have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “2/28 Adjustable Rate Loans” include 2/28 Adjustable Rate Interest Only Loans.

(9)

“3/27 Adjustable Rate Loans” have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “3/27 Adjustable Rate Loans” include 3/27 Adjustable Rate Interest Only Loans.

(10)

“5/25 Adjustable Rate Loans” have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS(1)

State	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Arizona	87	$12,195,072.40	1.80%	7.52%	586	84.52%
Arkansas	24	1,940,684.21	0.29	8.45	594	83.87
California	625	156,266,605.50	23.07	6.56	600	78.30
Colorado	104	17,334,349.70	2.56	6.74	609	82.24
Connecticut	53	10,937,103.00	1.61	7.02	596	76.52
Delaware	32	3,916,139.09	0.58	7.64	576	76.08
Florida	362	50,972,177.83	7.52	7.31	590	81.68
Georgia	194	25,410,294.06	3.75	8.03	594	84.12
Idaho	29	3,321,561.34	0.49	7.80	562	81.88
Illinois	28	2,960,698.32	0.44	7.37	607	83.44
Indiana	168	15,661,283.67	2.31	7.51	584	85.19
Iowa	64	5,759,937.07	0.85	8.29	575	84.77
Kansas	26	2,466,637.17	0.36	8.54	574	87.11
Kentucky	59	5,711,967.83	0.84	7.68	582	84.03
Louisiana	85	7,745,368.89	1.14	7.89	566	84.13
Maine	27	3,338,770.10	0.49	7.62	588	74.09
Maryland	152	28,312,306.92	4.18	7.61	575	83.31
Massachusetts	66	14,998,113.49	2.21	6.96	590	75.01
Michigan	134	15,956,448.08	2.36	7.81	588	84.23
Minnesota	41	6,424,804.98	0.95	7.69	595	84.71
Mississippi	24	2,730,287.22	0.40	6.83	604	85.72
Missouri	99	10,934,814.62	1.61	7.78	578	85.21
Montana	15	1,414,810.75	0.21	7.91	572	78.61
Nebraska	20	2,448,349.31	0.36	7.47	575	84.60
Nevada	77	15,035,109.69	2.22	7.19	577	79.98
New Hampshire	25	3,678,405.50	0.54	6.80	612	74.09
New Jersey	107	21,870,695.93	3.23	7.61	588	78.22
New Mexico	49	5,488,621.04	0.81	7.56	600	82.88
New York	149	21,907,787.98	3.23	7.83	584	77.79
North Carolina	144	16,374,035.56	2.42	8.04	582	84.02
North Dakota	5	365,333.06	0.05	7.75	570	83.09
Ohio	235	25,888,400.37	3.82	7.77	580	85.72
Oklahoma	58	4,690,963.14	0.69	7.67	595	84.17
Oregon	41	6,371,270.50	0.94	7.43	592	82.15
Pennsylvania	207	22,103,357.87	3.26	7.61	573	82.36
Rhode Island	13	2,807,249.23	0.41	7.43	581	79.10
South Carolina	43	4,644,481.56	0.69	8.08	581	84.58
South Dakota	2	175,877.98	0.03	8.15	558	85.49
Tennessee	98	9,514,721.87	1.40	7.29	597	83.21
Texas	475	42,556,704.63	6.28	7.94	587	77.43
Utah	33	3,907,733.61	0.58	6.97	614	86.15
Vermont	10	945,334.59	0.14	7.21	612	64.82
Virginia	182	28,281,648.40	4.17	7.63	582	81.70
Washington	138	22,179,931.13	3.27	7.02	593	81.88
West Virginia	35	3,271,292.48	0.48	8.53	552	81.98
Wisconsin	57	5,750,423.68	0.85	8.36	579	81.94
Wyoming	3	513,910.10	0.08	6.68	584	81.13
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS(1)

Range of Original Combined Loan- to-Value Ratios (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
10.75 - 15.00	5	$333,624.07	0.05%	8.58%	569	13.34%
15.01 - 20.00	8	479,389.92	0.07	8.71	553	18.13
20.01 - 25.00	8	479,258.84	0.07	7.67	598	21.72
25.01 - 30.00	12	1,071,495.28	0.16	7.36	596	27.11
30.01 - 35.00	23	1,824,691.13	0.27	7.55	630	32.38
35.01 - 40.00	31	3,294,932.29	0.49	7.30	589	37.38
40.01 - 45.00	38	4,475,501.46	0.66	7.14	599	42.81
45.01 - 50.00	50	6,221,627.43	0.92	7.17	593	47.74
50.01 - 55.00	59	6,314,089.55	0.93	7.38	600	52.85
55.01 - 60.00	78	10,530,227.25	1.55	7.08	597	57.37
60.01 - 65.00	142	19,034,326.58	2.81	7.00	587	62.93
65.01 - 70.00	203	27,046,654.69	3.99	7.34	578	67.96
70.01 - 75.00	347	49,630,667.84	7.33	7.51	583	73.42
75.01 - 80.00	1,234	177,376,186.92	26.18	7.11	605	79.15
80.01 - 85.00	639	92,556,933.61	13.66	7.56	580	82.72
85.01 - 90.00	1,267	188,670,518.23	27.85	7.46	586	88.63
90.01 - 95.00	554	87,415,548.97	12.90	7.35	578	91.34
95.01 - 100.00	6	726,201.39	0.11	8.87	656	99.62
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 80.91%.

COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
4.750 - 5.000	2	$363,534.24	0.05%	4.93%	621	73.70%
5.001 - 5.500	70	15,552,541.28	2.30	5.46	652	78.98
5.501 - 6.000	528	104,306,296.70	15.40	5.84	626	78.30
6.001 - 6.500	487	85,397,615.73	12.61	6.32	615	80.22
6.501 - 7.000	742	117,643,640.81	17.36	6.83	598	80.27
7.001 - 7.500	556	84,883,271.24	12.53	7.32	589	83.15
7.501 - 8.000	775	103,455,145.53	15.27	7.83	572	83.46
8.001 - 8.500	408	47,630,861.38	7.03	8.31	560	82.71
8.501 - 9.000	471	54,745,107.35	8.08	8.82	552	81.99
9.001 - 9.500	224	23,606,675.21	3.48	9.30	549	80.30
9.501 - 10.000	220	21,851,326.58	3.23	9.80	545	79.22
10.001 - 10.500	104	9,285,209.68	1.37	10.32	544	74.36
10.501 - 11.000	70	5,203,010.87	0.77	10.82	539	74.67
11.001 - 11.500	31	2,305,810.49	0.34	11.30	537	75.67
11.501 - 12.000	15	1,091,915.42	0.16	11.78	542	81.85
12.001 - 12.250	1	159,912.94	0.02	12.25	626	50.31
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.345%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

Range or Gross Margins (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
= 2.000	1	$160,395.00	0.02%	7.39%	607	86.70%
2.001 - 2.500	7	840,340.99	0.12	6.84	602	76.28
4.001 - 4.500	2	594,620.14	0.09	5.38	635	80.96
4.501 - 5.000	17	3,393,453.10	0.50	5.53	619	82.93
5.001 - 5.500	409	84,378,266.84	12.45	5.76	634	77.81
5.501 - 6.000	530	96,367,435.12	14.22	6.18	616	80.11
6.001 - 6.500	633	102,918,698.99	15.19	6.71	604	80.35
6.501 - 7.000	657	97,519,229.98	14.39	7.17	587	81.88
7.001 - 7.500	664	93,587,529.16	13.81	7.68	581	83.29
7.501 - 8.000	543	66,991,347.76	9.89	8.11	564	83.11
8.001 - 8.500	429	50,218,256.26	7.41	8.66	552	82.72
8.501 - 9.000	314	34,362,787.35	5.07	9.12	552	80.93
9.001 - 9.500	218	22,398,238.86	3.31	9.62	547	78.89
9.501 - 10.000	121	11,301,413.47	1.67	10.13	544	77.32
10.001 - 10.500	86	6,899,736.89	1.02	10.52	544	73.62
10.501 - 11.000	46	3,460,069.14	0.51	11.07	535	75.96
11.001 - 11.500	24	1,847,976.36	0.27	11.60	541	76.53
11.501 - 11.940	3	242,080.04	0.04	12.09	595	61.16
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 6.899%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
= 10.500	1	$139,287.15	0.02%	5.50%	785	79.45%
11.001 - 11.500	2	594,620.14	0.09	5.38	635	80.96
11.501 - 12.000	5	713,624.07	0.11	5.42	612	76.53
12.001 - 12.500	75	16,178,422.81	2.39	5.53	647	78.79
12.501 - 13.000	528	104,486,503.08	15.42	5.85	626	78.28
13.001 - 13.500	496	86,792,834.97	12.81	6.34	614	80.35
13.501 - 14.000	750	118,667,641.07	17.52	6.85	598	80.24
14.001 - 14.500	554	84,187,525.61	12.43	7.34	589	83.23
14.501 - 15.000	775	103,080,287.44	15.22	7.85	571	83.49
15.001 - 15.500	405	47,232,628.09	6.97	8.32	560	82.64
15.501 - 16.000	470	54,761,848.97	8.08	8.85	552	82.00
16.001 - 16.500	222	23,147,358.88	3.42	9.32	548	80.24
16.501 - 17.000	209	20,135,552.16	2.97	9.82	544	79.08
17.001 - 17.500	100	9,032,641.56	1.33	10.34	542	73.96
17.501 - 18.000	67	4,941,696.01	0.73	10.82	539	74.60
18.001 - 18.500	29	2,137,575.08	0.32	11.30	539	75.03
18.501 - 19.000	15	1,091,915.42	0.16	11.78	542	81.85
19.001 - 19.250	1	159,912.94	0.02	12.25	626	50.31
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.323%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Adjustment Date	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
December 2004	1	$248,756.43	0.04%	6.40%	696	32.47%
February 2005	3	242,898.78	0.04	8.08	618	49.42
March 2005	14	3,155,466.79	0.47	7.07	560	79.37
April 2005	11	2,226,767.04	0.33	8.02	563	75.80
May 2005	1	94,296.81	0.01	7.90	601	75.49
October 2005	1	104,456.30	0.02	6.75	614	80.49
May 2006	1	79,584.66	0.01	5.25	653	48.48
June 2006	5	467,550.10	0.07	8.90	586	69.12
July 2006	5	357,304.79	0.05	7.71	613	78.19
August 2006	354	46,385,997.19	6.85	7.53	589	80.49
September 2006	1,525	218,006,621.89	32.18	7.49	587	80.54
October 2006	1,497	218,992,429.97	32.32	7.37	587	80.94
November 2006	380	58,920,569.94	8.70	7.27	585	81.25
June 2007	2	324,445.80	0.05	5.81	667	80.51
July 2007	3	691,442.41	0.10	5.54	674	78.51
August 2007	87	12,386,165.05	1.83	6.83	614	80.79
September 2007	348	46,935,841.70	6.93	7.15	598	82.44
October 2007	355	51,294,476.37	7.57	6.98	597	81.06
November 2007	105	15,865,749.59	2.34	6.92	597	83.77
September 2009	2	175,791.21	0.03	6.73	535	61.46
October 2009	3	366,968.69	0.05	7.28	574	76.69
November 2009	1	158,293.94	0.02	7.15	581	89.00
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
24,925 - 25,000	1	$24,924.78	0.00%	6.25%	682	83.33%
25,001 - 30,000	7	194,990.72	0.03	8.76	625	86.48
30,001 - 35,000	31	1,067,091.41	0.16	9.24	594	57.73
35,001 - 40,000	22	848,133.56	0.13	9.33	587	72.40
40,001 - 45,000	21	902,121.63	0.13	8.90	593	79.22
45,001 - 50,000	123	6,088,836.86	0.90	8.48	574	62.30
50,001 - 55,000	185	9,673,159.87	1.43	8.23	578	76.99
55,001 - 60,000	186	10,741,075.09	1.59	8.41	571	76.83
60,001 - 65,000	184	11,584,436.44	1.71	8.08	577	78.67
65,001 - 70,000	187	12,626,995.68	1.86	8.08	578	80.63
70,001 - 75,000	171	12,444,711.80	1.84	7.93	585	78.63
75,001 - 80,000	169	13,153,522.98	1.94	7.97	588	80.10
80,001 - 85,000	180	14,860,534.90	2.19	8.10	580	81.78
85,001 - 90,000	154	13,461,064.04	1.99	7.84	579	81.10
90,001 - 95,000	143	13,265,618.36	1.96	7.83	584	79.59
95,001 - 100,000	145	14,233,437.93	2.10	7.71	587	80.04
100,001 - 105,000	135	13,918,838.38	2.05	7.80	577	80.77
105,001 - 110,000	140	15,079,427.90	2.23	7.50	588	80.93
110,001 - 115,000	145	16,273,111.84	2.40	7.77	588	81.91
115,001 - 120,000	156	18,355,981.18	2.71	7.72	583	81.34
120,001 - 125,000	114	14,002,509.84	2.07	7.53	589	81.32
125,001 - 130,000	103	13,120,534.54	1.94	7.48	588	82.69
130,001 - 135,000	121	16,031,284.45	2.37	7.64	577	83.20
135,001 - 140,000	106	14,598,779.30	2.15	7.52	590	81.21
140,001 - 145,000	66	9,423,886.54	1.39	7.42	582	82.92
145,001 - 150,000	83	12,263,158.49	1.81	7.42	587	82.05
150,001 - 200,000	646	112,320,231.05	16.58	7.44	584	81.26
200,001 - 250,000	407	91,007,333.39	13.43	7.04	592	81.00
250,001 - 300,000	229	62,553,673.96	9.23	6.85	593	82.18
300,001 - 350,000	148	48,162,840.75	7.11	6.82	599	80.99
350,001 - 400,000	84	31,366,767.00	4.63	6.78	603	81.44
400,001 - 450,000	53	22,341,348.93	3.30	6.64	602	84.11
450,001 - 500,000	34	16,319,264.46	2.41	6.47	615	78.42
500,001 - 550,000	5	2,648,908.69	0.39	7.15	604	80.98
550,001 - 600,000	8	4,581,115.90	0.68	6.81	631	78.86
600,001 - 650,000	7	4,391,635.57	0.65	6.03	591	81.52
650,001 - 700,000	3	1,983,150.33	0.29	6.99	618	83.53
700,001 - 750,000	1	734,700.30	0.11	7.80	558	85.49
800,001 - 832,737	1	832,736.61	0.12	6.25	626	85.49
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $144,022.51.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Single Family	3,964	$553,812,569.56	81.75%	7.39%	588	80.92%
PUD	360	72,591,982.12	10.71	7.06	594	82.78
Condominium	180	26,820,612.50	3.96	6.95	613	76.80
Townhome	92	12,762,163.81	1.88	7.64	573	82.50
Manufactured Housing	88	8,562,592.29	1.26	7.87	597	77.07
Two- to Four-Family	20	2,931,955.17	0.43	7.42	625	73.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
=180	1	$49,561.69	0.01%	7.95%	580	90.09%
301 - 360	4,703	677,432,213.76	99.99	7.34	589	80.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

The weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
176 - 180	1	$49,561.69	0.01%	7.95%	580	90.09%
301 - 359	4,703	677,432,213.76	99.99	7.34	589	80.91
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 358 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
1 - 12	4,701	$677,160,597.93	99.95%	7.34%	589	80.91%
13 - 24	2	181,990.37	0.03	7.99	585	84.54
25 - 27	1	139,287.15	0.02	5.50	785	79.45
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Primary Home	4,599	$668,432,664.49	98.66%	7.33%	589	81.07%
Investment Property	82	6,361,289.09	0.94	8.85	616	70.76
Second Home	23	2,687,921.87	0.40	8.19	614	64.61
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

LIEN POSITIONS OF GROUP II HOME EQUITY LOANS

Lien Position	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
First Lien	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Full Documentation	4,342	$616,202,976.29	90.95%	7.38%	585	81.79%
Stated Income	311	52,382,651.88	7.73	7.05	636	72.39
Limited Documentation	51	8,896,247.28	1.31	6.91	639	69.83
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
A+	379	$64,676,002.86	9.55%	6.18%	645	77.97%
A1	1,814	289,144,019.07	42.68	6.75	618	81.69
A2	1,422	192,855,358.58	28.47	7.73	562	83.41
B	609	76,478,544.00	11.29	8.31	537	80.10
C1	337	38,036,205.69	5.61	8.94	542	74.11
C2	143	16,291,745.25	2.40	9.67	537	68.87
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Not Available(3)	5	$373,750.76	0.06%	8.33%	N/A	71.10%
441 - 450	4	594,769.50	0.09	7.49	447	59.22
451 - 475	5	841,579.80	0.12	7.79	469	73.06
476 - 500	25	3,178,719.76	0.47	8.69	494	83.34
501 - 525	522	65,675,340.55	9.69	8.56	514	78.89
526 - 550	866	116,136,806.96	17.14	8.06	537	82.71
551 - 575	730	100,978,249.60	14.90	7.62	563	82.40
576 - 600	813	119,635,495.87	17.66	7.18	588	80.92
601 - 625	660	98,843,321.20	14.59	6.89	613	80.25
626 - 650	560	85,880,232.57	12.68	6.72	637	80.35
651 - 675	286	47,563,609.27	7.02	6.52	662	80.01
676 - 700	127	22,307,445.01	3.29	6.31	686	79.94
701 - 725	47	7,340,259.77	1.08	6.37	712	75.90
726 - 750	23	3,318,844.95	0.49	6.75	735	81.72
751 - 775	20	3,284,186.31	0.48	6.08	761	81.96
776 - 800	11	1,529,263.57	0.23	5.93	792	77.37
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

(1)

The weighted average Original Credit Score of the Group II Home Equity Loans (excluding Group II Home Equity Loans for which a credit score is not available) is approximately 589.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is “Not Available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
2/28 ARM	3,610	$504,274,088.87	74.43%	7.50%	584	80.71%
3/27 ARM	809	107,008,685.65	15.80	7.17	592	82.23
5/25 ARM	7	840,340.99	0.12	6.84	602	76.28
6-Month ARM	30	5,968,185.85	0.88	7.45	570	74.80
IO 2/28 ARM	159	39,488,380.16	5.83	6.39	634	81.39
IO 3/27 ARM	89	19,902,193.93	2.94	6.21	638	79.98
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Prepayment Penalty	2,993	$451,755,674.88	66.68%	7.15%	589	81.17%
No Prepayment Penalty	1,711	225,726,200.57	33.32	7.74	590	80.38
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number Of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. LTV
Cash Out Refinance	3,245	$459,699,411.61	67.85%	7.40%	584	79.60%
Rate / Term Refinance	898	128,083,148.98	18.91	7.39	587	83.72
Purchase	561	89,699,314.86	13.24	7.00	618	83.63
Total	4,704	$677,481,875.45	100.00%	7.34%	589	80.91%

BOND SUMMARY (TO CALL / MATURITY)

Class AF-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.98	1.42	1.00	0.82	0.66	0.56
First Principal Payment Date	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05
Last Principal Payment Date	5/25/09	1/25/08	1/25/07	8/25/06	4/25/06	1/25/06
Payment Windows (mos.)	52	36	24	19	15	12
Class AF-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.98	1.42	1.00	0.82	0.66	0.56
First Principal Payment Date	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05
Last Principal Payment Date	5/25/09	1/25/08	1/25/07	8/25/06	4/25/06	1/25/06
Payment Windows (mos.)	52	36	24	19	15	12

Class AF-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	5.07	3.54	2.20	1.73	1.32	1.07
First Principal Payment Date	5/25/09	1/25/08	1/25/07	8/25/06	4/25/06	1/25/06
Last Principal Payment Date	10/25/10	1/25/09	6/25/07	12/25/06	6/25/06	3/25/06
Payment Windows (mos.)	18	13	6	5	3	3
Class AF-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	5.07	3.54	2.20	1.73	1.32	1.07
First Principal Payment Date	5/25/09	1/25/08	1/25/07	8/25/06	4/25/06	1/25/06
Last Principal Payment Date	10/25/10	1/25/09	6/25/07	12/25/06	6/25/06	3/25/06
Payment Windows (mos.)	18	13	6	5	3	3

Class AF-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.95	4.64	3.00	1.97	1.59	1.25
First Principal Payment Date	10/25/10	1/25/09	6/25/07	12/25/06	6/25/06	3/25/06
Last Principal Payment Date	7/25/13	6/25/10	6/25/09	1/25/07	9/25/06	5/25/06
Payment Windows (mos.)	34	18	25	2	4	3
Class AF-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.95	4.64	3.00	1.97	1.59	1.25
First Principal Payment Date	10/25/10	1/25/09	6/25/07	12/25/06	6/25/06	3/25/06
Last Principal Payment Date	7/25/13	6/25/10	6/25/09	1/25/07	9/25/06	5/25/06
Payment Windows (mos.)	34	18	25	2	4	3

BOND SUMMARY (TO CALL / MATURITY)

Class AF-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.60	6.86	5.00	2.07	1.70	1.36
First Principal Payment Date	7/25/13	6/25/10	6/25/09	1/25/07	9/25/06	5/25/06
Last Principal Payment Date	11/25/17	1/25/14	10/25/10	3/25/07	10/25/06	6/25/06
Payment Windows (mos.)	53	44	17	3	2	2
Class AF-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.60	6.86	5.00	2.07	1.70	1.36
First Principal Payment Date	7/25/13	6/25/10	6/25/09	1/25/07	9/25/06	5/25/06
Last Principal Payment Date	11/25/17	1/25/14	10/25/10	3/25/07	10/25/06	6/25/06
Payment Windows (mos.)	53	44	17	3	2	2

Class AF-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	14.04	9.70	6.61	2.30	1.79	1.48
First Principal Payment Date	11/25/17	1/25/14	10/25/10	3/25/07	10/25/06	6/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	7/25/07	11/25/06	8/25/06
Payment Windows (mos.)	17	10	14	5	2	3
Class AF-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	18.29	13.56	8.96	2.30	1.79	1.48
First Principal Payment Date	11/25/17	1/25/14	10/25/10	3/25/07	10/25/06	6/25/06
Last Principal Payment Date	1/25/32	9/25/26	9/25/20	7/25/07	11/25/06	8/25/06
Payment Windows (mos.)	171	153	120	5	2	3

Class AF-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.23	7.26	6.20	2.58	1.90	1.61
First Principal Payment Date	2/25/08	3/25/08	5/25/09	7/25/07	11/25/06	8/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	9/25/07	12/25/06	9/25/06
Payment Windows (mos.)	134	80	31	3	2	2
Class AF-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.29	7.46	6.78	2.58	1.90	1.61
First Principal Payment Date	2/25/08	3/25/08	5/25/09	7/25/07	11/25/06	8/25/06
Last Principal Payment Date	11/25/31	7/25/26	7/25/20	9/25/07	12/25/06	9/25/06
Payment Windows (mos.)	286	221	135	3	2	2

BOND SUMMARY (TO CALL / MATURITY)

Class AV-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.65	1.21	1.00	0.74	0.60	0.51
First Principal Payment Date	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05
Last Principal Payment Date	7/25/08	4/25/07	11/25/06	5/25/06	1/25/06	11/25/05
Payment Windows (mos.)	42	27	22	16	12	10
Class AV-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.65	1.21	1.00	0.74	0.60	0.51
First Principal Payment Date	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05	2/25/05
Last Principal Payment Date	7/25/08	4/25/07	11/25/06	5/25/06	1/25/06	11/25/05
Payment Windows (mos.)	42	27	22	16	12	10

Class AV-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.46	4.00	2.30	1.66	1.29	1.02
First Principal Payment Date	7/25/08	4/25/07	11/25/06	5/25/06	1/25/06	11/25/05
Last Principal Payment Date	3/25/19	3/25/14	11/25/11	12/25/06	8/25/06	4/25/06
Payment Windows (mos.)	129	84	61	8	8	6
Class AV-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.47	4.00	2.30	1.66	1.29	1.02
First Principal Payment Date	7/25/08	4/25/07	11/25/06	5/25/06	1/25/06	11/25/05
Last Principal Payment Date	5/25/20	3/25/14	2/25/12	12/25/06	8/25/06	4/25/06
Payment Windows (mos.)	143	84	64	8	8	6

Class AV-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	14.16	9.68	6.83	1.91	1.65	1.24
First Principal Payment Date	3/25/19	3/25/14	11/25/11	12/25/06	8/25/06	4/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	12/25/06	9/25/06	4/25/06
Payment Windows (mos.)	1	8	1	1	2	1
Class AV-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	18.57	10.97	8.73	1.91	1.65	1.24
First Principal Payment Date	5/25/20	3/25/14	2/25/12	12/25/06	8/25/06	4/25/06
Last Principal Payment Date	12/25/29	8/25/19	4/25/18	12/25/06	9/25/06	4/25/06
Payment Windows (mos.)	116	66	75	1	2	1

BOND SUMMARY (TO CALL / MATURITY)

Class M-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.97	4.40	2.79	2.03
First Principal Payment Date	6/25/09	2/25/08	11/25/08	9/25/07	12/25/06	9/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	37	22	13	8
Class M-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.28	7.05	5.49	7.11	4.73	3.26
First Principal Payment Date	6/25/09	2/25/08	11/25/08	9/25/07	12/25/06	9/25/06
Last Principal Payment Date	10/25/29	10/25/23	5/25/18	3/25/16	12/25/12	1/25/11
Payment Windows (mos.)	245	189	115	103	73	53

Class M-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.80	4.35	2.90	2.24
First Principal Payment Date	6/25/09	2/25/08	8/25/08	2/25/09	11/25/07	4/25/07
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	40	5	2	1
Class M-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.26	7.02	5.31	4.88	3.41	2.81
First Principal Payment Date	6/25/09	2/25/08	8/25/08	2/25/09	11/25/07	5/25/07
Last Principal Payment Date	1/25/29	12/25/22	10/25/17	11/25/13	3/25/11	9/25/09
Payment Windows (mos.)	236	179	111	58	41	29

Class M-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.73	3.99	2.71	2.21
First Principal Payment Date	6/25/09	2/25/08	7/25/08	9/25/08	7/25/07	2/25/07
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	41	10	6	3
Class M-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.23	6.99	5.21	4.34	2.97	2.41
First Principal Payment Date	6/25/09	2/25/08	7/25/08	9/25/08	7/25/07	2/25/07
Last Principal Payment Date	1/25/28	12/25/21	1/25/17	4/25/13	10/25/10	5/25/09
Payment Windows (mos.)	224	167	103	56	40	28

BOND SUMMARY (TO CALL / MATURITY)

Class M-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.69	3.77	2.54	2.09
First Principal Payment Date	6/25/09	2/25/08	5/25/08	6/25/08	5/25/07	1/25/07
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	43	13	8	4
Class M-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.20	6.96	5.15	4.11	2.79	2.27
First Principal Payment Date	6/25/09	2/25/08	5/25/08	6/25/08	5/25/07	1/25/07
Last Principal Payment Date	4/25/27	4/25/21	7/25/16	11/25/12	7/25/10	2/25/09
Payment Windows (mos.)	215	159	99	54	39	26

Class M-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.66	3.62	2.43	2.03
First Principal Payment Date	6/25/09	2/25/08	5/25/08	4/25/08	3/25/07	12/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	43	15	10	5
Class M-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.15	6.92	5.09	3.93	2.67	2.20
First Principal Payment Date	6/25/09	2/25/08	5/25/08	4/25/08	3/25/07	12/25/06
Last Principal Payment Date	7/25/26	7/25/20	1/25/16	6/25/12	3/25/10	12/25/08
Payment Windows (mos.)	206	150	93	51	37	25

Class M-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.63	3.51	2.35	1.98
First Principal Payment Date	6/25/09	2/25/08	4/25/08	2/25/08	2/25/07	11/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	44	17	11	6
Class M-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.08	6.86	5.02	3.79	2.56	2.13
First Principal Payment Date	6/25/09	2/25/08	4/25/08	2/25/08	2/25/07	11/25/06
Last Principal Payment Date	7/25/25	9/25/19	6/25/15	1/25/12	11/25/09	9/25/08
Payment Windows (mos.)	194	140	87	48	34	23

BOND SUMMARY (TO CALL / MATURITY)

Class M-7 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.37	6.32	4.61	3.42	2.31	1.94
First Principal Payment Date	6/25/09	2/25/08	3/25/08	1/25/08	2/25/07	11/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	45	18	11	6
Class M-7 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.98	6.78	4.94	3.66	2.49	2.07
First Principal Payment Date	6/25/09	2/25/08	3/25/08	1/25/08	2/25/07	11/25/06
Last Principal Payment Date	4/25/24	9/25/18	9/25/14	6/25/11	6/25/09	5/25/08
Payment Windows (mos.)	179	128	79	42	29	19

Class B (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.36	6.31	4.60	3.36	2.29	1.92
First Principal Payment Date	6/25/09	2/25/08	3/25/08	12/25/07	1/25/07	10/25/06
Last Principal Payment Date	3/25/19	10/25/14	11/25/11	6/25/09	12/25/07	4/25/07
Payment Windows (mos.)	118	81	45	19	12	7
Class B (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.80	6.64	4.83	3.53	2.42	2.02
First Principal Payment Date	6/25/09	2/25/08	3/25/08	12/25/07	1/25/07	10/25/06
Last Principal Payment Date	11/25/22	7/25/17	11/25/13	11/25/10	1/25/09	1/25/08
Payment Windows (mos.)	162	114	69	36	25	16

Net WAC Rate related to the Group II Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	2/25/2004	N/A	N/A	42	7/25/2007	11.94%	11.94%
2	3/25/2004	7.32%	8.00%	43	8/25/2007	11.55%	11.55%
3	4/25/2004	6.61%	8.00%	44	9/25/2007	11.55%	11.55%
4	5/25/2004	6.84%	8.00%	45	10/25/2007	11.94%	11.94%
5	6/25/2004	6.62%	8.00%	46	11/25/2007	12.39%	12.39%
6	7/25/2004	6.84%	8.00%	47	12/25/2007	12.80%	12.80%
7	8/25/2004	6.62%	8.00%	48	1/25/2008	12.50%	12.50%
8	9/25/2004	6.62%	8.00%	49	2/25/2008	12.50%	12.50%
9	10/25/2004	6.84%	8.00%	50	3/25/2008	13.84%	13.84%
10	11/25/2004	6.63%	8.00%	51	4/25/2008	12.50%	12.50%
11	12/25/2004	6.85%	8.00%	52	5/25/2008	13.57%	13.57%
12	1/25/2005	6.63%	8.00%	53	6/25/2008	13.13%	13.13%
13	2/25/2005	6.63%	8.00%	54	7/25/2008	13.66%	13.66%
14	3/25/2005	7.34%	8.00%	55	8/25/2008	13.22%	13.22%
15	4/25/2005	6.63%	8.00%	56	9/25/2008	13.22%	13.22%
16	5/25/2005	6.86%	8.00%	57	10/25/2008	13.66%	13.66%
17	6/25/2005	6.64%	8.01%	58	11/25/2008	13.34%	13.34%
18	7/25/2005	6.86%	8.00%	59	12/25/2008	13.79%	13.79%
19	8/25/2005	6.64%	8.01%	60	1/25/2009	13.36%	13.36%
20	9/25/2005	6.64%	8.01%	61	2/25/2009	13.36%	13.36%
21	10/25/2005	6.86%	8.00%	62	3/25/2009	14.79%	14.79%
22	11/25/2005	8.10%	8.10%	63	4/25/2009	13.36%	13.36%
23	12/25/2005	8.42%	8.42%	64	5/25/2009	13.81%	13.81%
24	1/25/2006	8.32%	8.32%	65	6/25/2009	13.36%	13.36%
25	2/25/2006	8.32%	8.32%	66	7/25/2009	13.81%	13.81%
26	3/25/2006	9.22%	9.22%	67	8/25/2009	13.36%	13.36%
27	4/25/2006	8.32%	8.32%	68	9/25/2009	13.36%	13.36%
28	5/25/2006	9.36%	9.36%	69	10/25/2009	13.81%	13.81%
29	6/25/2006	9.08%	9.08%	70	11/25/2009	13.36%	13.36%
30	7/25/2006	9.47%	9.47%	71	12/25/2009	13.81%	13.81%
31	8/25/2006	9.17%	9.17%	72	1/25/2010	13.36%	13.36%
32	9/25/2006	9.17%	9.17%	73	2/25/2010	13.36%	13.36%
33	10/25/2006	9.47%	9.47%	74	3/25/2010	14.79%	14.79%
34	11/25/2006	10.35%	10.35%	75	4/25/2010	13.36%	13.36%
35	12/25/2006	10.72%	10.72%	76	5/25/2010	13.81%	13.81%
36	1/25/2007	10.53%	10.53%	77	6/25/2010	13.36%	13.36%
37	2/25/2007	10.53%	10.53%	78	7/25/2010	13.81%	13.81%
38	3/25/2007	11.26%	11.26%	79	8/25/2010	13.36%	13.36%
39	4/25/2007	10.53%	10.53%	80	9/25/2010	13.36%	13.36%
40	5/25/2007	11.80%	11.80%	81	10/25/2010	13.81%	13.81%
41	6/25/2007	11.44%	11.44%	82	11/25/2010	13.36%	13.36%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 2.51% and 2.85%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 2.51% and 2.85%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	2/25/2004	N/A	N/A	42	7/25/2007	11.94%	11.94%
2	3/25/2004	7.33%	8.01%	43	8/25/2007	11.55%	11.55%
3	4/25/2004	6.62%	8.00%	44	9/25/2007	11.55%	11.55%
4	5/25/2004	6.85%	8.00%	45	10/25/2007	11.94%	11.94%
5	6/25/2004	6.63%	8.00%	46	11/25/2007	12.39%	12.39%
6	7/25/2004	6.85%	8.00%	47	12/25/2007	12.80%	12.80%
7	8/25/2004	6.63%	8.00%	48	1/25/2008	12.50%	12.50%
8	9/25/2004	6.63%	8.00%	49	2/25/2008	12.50%	12.50%
9	10/25/2004	6.86%	8.00%	50	3/25/2008	13.84%	13.84%
10	11/25/2004	6.64%	8.00%	51	4/25/2008	12.50%	12.50%
11	12/25/2004	6.87%	8.00%	52	5/25/2008	13.57%	13.57%
12	1/25/2005	6.65%	8.00%	53	6/25/2008	13.13%	13.13%
13	2/25/2005	6.65%	8.00%	54	7/25/2008	13.66%	13.66%
14	3/25/2005	7.36%	8.01%	55	8/25/2008	13.22%	13.22%
15	4/25/2005	6.65%	8.00%	56	9/25/2008	13.22%	13.22%
16	5/25/2005	6.88%	8.00%	57	10/25/2008	13.66%	13.66%
17	6/25/2005	6.66%	8.00%	58	11/25/2008	13.34%	13.34%
18	7/25/2005	6.88%	8.00%	59	12/25/2008	13.79%	13.79%
19	8/25/2005	6.66%	8.00%	60	1/25/2009	13.36%	13.36%
20	9/25/2005	6.66%	8.00%	61	2/25/2009	13.36%	13.36%
21	10/25/2005	6.88%	8.00%	62	3/25/2009	14.79%	14.79%
22	11/25/2005	8.09%	8.09%	63	4/25/2009	13.36%	13.36%
23	12/25/2005	8.41%	8.41%	64	5/25/2009	13.81%	13.81%
24	1/25/2006	8.31%	8.31%	65	6/25/2009	13.36%	13.36%
25	2/25/2006	8.31%	8.31%	66	7/25/2009	13.81%	13.81%
26	3/25/2006	9.20%	9.20%	67	8/25/2009	13.36%	13.36%
27	4/25/2006	8.31%	8.31%	68	9/25/2009	13.36%	13.36%
28	5/25/2006	9.33%	9.33%	69	10/25/2009	13.81%	13.81%
29	6/25/2006	9.05%	9.05%	70	11/25/2009	13.36%	13.36%
30	7/25/2006	9.44%	9.44%	71	12/25/2009	13.81%	13.81%
31	8/25/2006	9.13%	9.13%	72	1/25/2010	13.36%	13.36%
32	9/25/2006	9.13%	9.13%	73	2/25/2010	13.36%	13.36%
33	10/25/2006	9.43%	9.43%	74	3/25/2010	14.79%	14.79%
34	11/25/2006	10.28%	10.28%	75	4/25/2010	13.36%	13.36%
35	12/25/2006	10.64%	10.64%	76	5/25/2010	13.81%	13.81%
36	1/25/2007	10.45%	10.45%	77	6/25/2010	13.36%	13.36%
37	2/25/2007	10.45%	10.45%	78	7/25/2010	13.81%	13.81%
38	3/25/2007	11.21%	11.21%	79	8/25/2010	13.36%	13.36%
39	4/25/2007	10.52%	10.52%	80	9/25/2010	13.36%	13.36%
40	5/25/2007	11.80%	11.80%	81	10/25/2010	13.81%	13.81%
41	6/25/2007	11.44%	11.44%	82	11/25/2010	13.36%	13.36%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 2.51% and 2.85%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 2.51% and 2.85%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

BREAKEVEN CDR TABLE

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% Fixed Rate Mortgage PPC for Fixed Rate Mortgages and 100% Adjustable Rate Mortgage PPC for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	31.50	22.17%	33.71	23.04%
Class M-2	24.08	18.81%	26.17	19.82%
Class M-3	20.55	16.95%	22.58	18.03%
Class M-4	17.67	15.27%	19.66	16.44%
Class M-5	15.11	13.64%	17.05	14.88%
Class M-6	12.84	12.08%	14.74	13.39%
Class M-7	10.99	10.70%	12.84	12.07%
Class B	9.71	9.69%	11.41	11.01%